Exhibit 99.40

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 December, 1999
           Series 1999-18, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %                 7.420045
                                                       ------------------------
     Weighted average maturity                                          353.44
                                                       ------------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                                Principal
           Principal Per     Prepayments Per  Interest Per
    Class   Certificate        Certificate     Certificate   Payout Rate
    -----   -----------        -----------     -----------   -----------
     PO    $  1.27552512     $   0.40210708  $  0.00000000   % 0.00000000
     A1    $  5.99543780     $   4.32119780  $  5.58042580   % 6.99999996
     A2    $  4.86049877     $   3.50319342  $  5.62830123   % 6.99999989
     A3    $  8.91056563     $   6.42226930  $  5.73027944   % 7.00000013
     A4    $  0.00000000     $   0.00000000  $  5.83333307   % 6.99999969
     A5    $  0.00000000     $   0.00000000  $  5.83333326   % 6.99999991
     A6    $  0.00000000     $   0.00000000  $  5.90158731   % 6.99999992
     A7    $  4.88857832     $   3.52343144  $  5.62711688   % 7.00000005
     A8    $  0.00000000     $   0.00000000  $  5.83333316   % 6.99999979
     A9    $  0.00000000     $   0.00000000  $  6.25000000   % 7.50000000
     A10   $  0.00000000     $   0.00000000  $  0.02500000   % 0.03000000
     A11   $  0.00000000     $   0.00000000  $  0.00000000   % 0.00000000
     A12   $  0.00000000     $   0.00000000  $  5.83333338   % 7.00000005
     A13   $  0.00000000     $   0.00000000  $  5.83333310   % 6.99999972
     S     $  0.00000000     $   0.00000000  $  0.33586615   % 0.41084962
     RL    $  0.00000000     $   0.00000000  $  0.00000000   % 0.00000000
     M     $  0.79333054     $   0.00000000  $  5.82425029   % 6.99999951
     B1    $  0.79333157     $   0.00000000  $  5.82425126   % 7.00000068
     B2    $  0.79333002     $   0.00000000  $  5.82424950   % 6.99999856
     B3    $  0.79333201     $   0.00000000  $  5.82425050   % 6.99999978
     B4    $  0.79333002     $   0.00000000  $  5.82425447   % 7.00000457
     B5    $  0.79333411     $   0.00000000  $  5.82424845   % 6.99999730
     R     $  0.00000000     $   0.00000000  $  0.00000000   % 0.00000000

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------


B.       Accrual Amount
      1.
                        Accrual Amount
   Class
     A6                $     158,162.54

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                           $         101,136.82
                                                                 ---------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:      $      491,972,693.38
                                                                ----------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:          1,490
                                                                -----------
        3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance        Balance         Cusip
-----         -------           -----------------        -------         -----
PO   $            6,251,788.03  $    6,243,721.34  $           987.27  GEC9918PO
A1   $           95,664,442.78  $   95,064,899.00  $           950.65  36157R5T8
A2   $           23,445,895.23  $   23,327,785.10  $           959.99  36157R5U5
A3   $           17,436,421.39  $   17,278,258.85  $           973.42  36157R5V3
A4   $           12,772,000.00  $   12,772,000.00  $         1,000.00  36157R5W1
A5   $           45,520,000.00  $   45,520,000.00  $         1,000.00  36157R5X9
A6   $           27,113,578.61  $   27,271,741.15  $         1,017.60  36157R5Y7
A7   $          120,581,075.21  $  119,970,002.92  $           959.76  36157R5Z4
A8   $            9,485,714.00  $    9,485,714.00  $         1,000.00  36157R6A8
A9   $           20,000,000.00  $   20,000,000.00  $         1,000.00  36157R6B6
A10  $           20,000,000.00  $   20,000,000.00  $         1,000.00  36157R6C4
A11  $            1,514,286.00  $    1,514,286.00  $         1,000.00  36157R6D2
A12  $           78,950,000.00  $   78,950,000.00  $         1,000.00  36157R6E0
A13  $           14,500,000.00  $   14,500,000.00  $         1,000.00  36157R6L4
S    $          306,707,575.37  $  305,574,774.59  $           977.37  GEC99018S
RL   $                    0.00  $            0.00  $             0.00  36157R6G5
M    $            9,542,119.52  $    9,534,537.66  $           997.65  36157R6H3
B1   $            3,767,125.35  $    3,764,132.11  $           997.65  36157R6J9
B2   $            2,008,867.27  $    2,007,271.09  $           997.65  36157R6K6
B3   $            2,511,084.08  $    2,509,088.86  $           997.65  36158GHM3
B4   $            1,004,433.63  $    1,003,635.54  $           997.65  36158GHN1
B5   $            1,256,614.77  $    1,255,616.30  $           997.65  36158GHP6
R    $                    0.00  $            0.00  $             0.00  36157R6F7

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number             14       Principal Balance      $  4,713,212.17
                                --------                           -------------
        2.   60-89 days
             Number             3        Principal Balance      $    857,320.05
                                --------                           -------------
        3.   90 days or more
             Number             0        Principal Balance      $          0.00
                                --------                           -------------
        4.   In Foreclosure
             Number             0        Principal Balance      $          0.00
                                --------                           -------------
        5.   Real Estate Owned
             Number             0        Principal Balance      $          0.00
                                --------                           -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                                $          0.00
                                                                      ----------

E.      Other Information:

        1.    Special Hazard Loss Amount:                       $  5,030,380.00
                                                                   -------------

        2.    Bankruptcy Loss Amount:                           $    192,469.00
                                                                   -------------

        3.    Fraud Loss Amount:                                $  5,030,380.00
                                                                   -------------

        4.    Certificate Interest Rate of the Class S Certificate:%0.00000000
                                                                    -----------

G.
                                             Rounding Amount
           Opening         Reimbursement       (Withdrawl)         Closing
Class      Balance             Amount                              Balance
-----      -------             ------        ---------------       -------
A9     $        999.99  $           0.00  $           0.00   $        999.99